ARCHER DIVIDEND GROWTH FUND

(ARDGX)

a Series of Archer Investment Series Trust

Supplement dated August 30, 2019

to the

Prospectus and Statement of Additional Information (“SAI”)

dated December 28, 2018

____________________________________________________________________________

This Supplement to the Prospectus (the “Prospectus”) and Statement of Additional Information (“SAI”) for Archer Dividend Growth Fund (the “Fund”), a series of Archer Investment Series Trust (the “Trust”), dated August 30, 2019, updates certain information found in the Prospectus and SAI of  the Fund dated December 28, 2018, as amended through August 30, 2019 as described below.

At an in-person meeting of the Board of Trustees held on August 12, 2019, Archer Investment Corporation (“Archer”), the Advisor to the Fund, recommended to the Board an amendment to the current Management Agreement (the “Amendment”), whereby the management fee for the Archer Dividend Growth Fund would be lowered to 0.50%, and the Trustees approved such Amendment.

Effective September 1, 2019, the management fee for the Fund has changed as discussed above and certain information in the Fund’s Prospectus and SAI has changed as follows—

As to the Fund’s Prospectus:

1.

The section entitled “Fees and Expenses of Investing in the Fund” is updated as follows:

Fees and Expenses of Investing in the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of the amount redeemed within ninety (90) days of purchase)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	1.09%
Acquired Fund Fees and Expenses	0.00%
Total Annual Fund Operating Expenses	1.59%
Fee Waiver and/or expenses reimbursement (1)	(0.61%)

Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.98%

1 The Advisor contractually has agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s total operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as Acquired Funds Fees and Expenses), do not exceed 0.98% of the Fund’s average daily net assets.  The contractual agreement is in place through December 31, 2019.  Each waiver or reimbursement by the advisor is subject to repayment by the Fund within the three (3) fiscal years following the fiscal year in which the particular expense was incurred, provided that the current year’s expense ratio is less than the prior year contractual expense cap that was in place when such prior year expenses were waived. The Management Services Agreement may, on sixty (60) days’ written notice, be terminated with respect to a Fund, at any time without the payment of any penalty, by the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund, or by Management. The Management Services Agreement shall automatically terminate in the event of its assignment.  The Expense Limitation Agreement may only be terminated by the Board of Trustees on sixty (60) days' written notice to Management or upon the termination of the Management Services Agreement between the Trust and Advisor.

Example:

This Example is intended to help you compare the cost of investing in the Archer Dividend Growth Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$100	$442	$808	$1,838

2.

The section entitled “ADDITIONAL INFORMATION ABOUT THE FUNDS INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, RELATED RISKS, AND DISCLOSURE OF PORTFOLIO HOLDINGS is updated as follows:

MANAGEMENT, ORGANIZATION, AND CAPITAL STRUCTURE

The Advisor.

Archer Investment Corporation, 9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240, serves as the advisor to the Archer Balanced Fund, the Archer Income Fund, the Archer Stock Fund and the Archer Dividend Growth Fund pursuant to the terms of a Management Services Agreement with the Funds. The advisor has overall supervisory management responsibility for the general management and investment of each Fund’s portfolio. The advisor sets each Fund’s overall investment strategies, identifies securities for investment, determines when securities should be purchased or sold, selects brokers or dealers to execute transactions for the Fund’s portfolio and votes any proxies solicited by portfolio companies. The Advisor was established in August 2005 in order to manage the Archer Balanced Fund a separately stated series of the Archer Investment Series Trust. Troy C. Patton, one of the Funds’ portfolio managers, is the controlling shareholder of the Advisor.

The Archer Balanced Fund is authorized to pay the Advisor a management fee equal to 0.50% of the Fund’s average daily net assets, the Archer Stock Fund is authorized to pay the Advisor a fee equal to 0.50% of the Fund’s average daily net assets, the Archer Income Fund is authorized to pay the Advisor a fee equal to 0.50% of its daily net assets and the Archer Dividend Growth Fund is authorized to pay the Advisor a fee equal to 0.50% of the Fund’s average daily net assets.  The advisor contractually has agreed to waive its management fee and/or reimburse certain each Fund’s operating expenses, but only to the extent necessary so that the Fund’s total operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as Fees and Expenses of Acquired Funds) do not exceed 1.20% of the Archer Balanced Fund’s average daily net assets, do not exceed 1.23% of the Archer Stock Fund’s average daily net assets, do not exceed 0.96% of the Archer Income Fund’s average daily net assets, and do not exceed 0.98% of the Archer Dividend Growth Fund’s average daily net assets. A contractual agreement is in place through December 31, 2019 for each Fund. The waiver or reimbursement by the advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular waiver or expense was incurred, provided that the Fund is able to make the repayment without exceeding the 1.20% with respect to the Archer Balanced Fund expense limitation, 0.96% with respect to the Archer Income Fund expense limitation, 1.23% with respect to the Archer Stock Fund expense limitation and 0.98% with respect to the Archer Dividend Growth Fund expense limitation.

If you invest in the Fund through an investment advisor, bank, broker-dealer, 401(k) plan, trust company or other financial intermediary, the policies and fees for transacting business may be different than those described in this Prospectus. Some financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some financial intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the financial intermediary provides on the Fund’s behalf. This fee may be based on the number of accounts or may be a percentage of the average value of the Fund’s shareholder accounts for which the financial intermediary provides services. The Fund may pay a portion of this fee, which is intended to compensate the financial intermediary for providing the same services that would otherwise be provided by the Fund’s transfer agent or other service providers if the shares were purchased directly from the Fund. To the extent that these fees are not paid by the Fund, the advisor may pay a fee to financial intermediaries for such services.

To the extent that the advisor pays a fee to a financial intermediary for distribution or shareholder servicing, the advisor may consider a number of factors in determining the amount of payment associated with such services, including the amount of sales, assets invested in the Fund and the nature of the services provided by the financial intermediary. Although neither the Fund nor the advisor pays for the Fund to be included in a “preferred list” or other promotional program, some financial intermediaries that receive compensation as described above may have such programs in which the Fund may be included. Financial intermediaries that receive these types of payments may have a conflict of interest in recommending or selling the Fund’s shares rather than other mutual funds, particularly where such payments exceed those associated with other funds. The Fund may from time to time purchase securities issued by financial intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

As to the Fund’s SAI:

1.

The Section entitled: “INVESTMENT ADVISOR”

                The Advisor of each of the Archer Funds is the Archer Investment Corporation. Archer Investment Corporation has also been the investment Advisor of the Archer Balanced Fund and its Predecessor Fund since the inception of that fund on September 27, 2005.  The Funds’ primary portfolio manager, Troy Patton, is the principal shareholder of the Advisor who has served as the primary portfolio manager of the Archer Balanced Fund and its Predecessor Fund since its inception in 2005.

            Under the terms of the management agreement (the “Agreement”), the Advisor manages the Funds’ investments subject to approval of the Board of Trustees. As compensation for its management services, each Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.50%, 0.50%, 0.50% and 0.50% of the average daily net assets of the Balanced Fund, Income Fund, Stock Fund, and Dividend Growth Fund, respectively.  The Advisor contractually has agreed to waive its fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s total operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as Fees and Expenses of Acquired Funds) do not exceed 1.20% of its average daily net assets as to the Archer Balanced Fund, 0.96% of its average daily net assets as to the Archer Income Fund, 1.23% of its average daily net assets as to the Archer Stock Fund, and 0.98% of its daily net assets as to the Archer Dividend Growth Fund.  The contractual agreement is in effect through December 31, 2019.  The waiver or reimbursement by the advisor is subject to repayment by the Fund within the three (3) fiscal years following the fiscal year in which the particular waiver or expense was incurred; provided that the current year’s expense ratio is less than the prior year contractual expense cap that was in place when such prior year expenses were waived.

**********************

Shareholders should read this Supplement in conjunction with the Prospectus, as well as the Fund’s Statement of Additional Information, each as supplemented from time to time.  These documents provide information that you should know before investing and should be retained for future reference. These documents are available upon request and without charge by calling Mutual Shareholder Services at 1-800-494-2755.

Investors should retain this supplement for future reference.